Exhibit 99.1

For further information, contact: Timothy G. Rogers Chief Financial Officer Technology Solutions Company 312.228.4500 timothy_rogers@techsol.com

Technology Solutions Company Announces
2007 Fourth Quarter Financial Results

CHICAGO, IL — March 11, 2008 — Technology Solutions Company (TSC) (Nasdaq: TSCC) today announced its fourth quarter financial results for the quarter ended December 31, 2007.

Fourth Quarter Results

•
Revenues before reimbursements were $5.3 million for the fourth quarter of 2007, compared with $7.9 million for the fourth quarter of 2006, a decline of $2.6 million or 33 percent, but revenues before reimbursements for the fourth quarter only declined by $0.2 million, or 4 percent, from the $5.5 million realized in the third quarter of 2007. The 4 percent decline in revenue from the third quarter was less than the 13 percent decrease in number of billable days available

•
The net loss for the fourth quarter was $0.3 million, or ($0.12) per share, versus a net loss of $5.3 million, or ($2.10) per share, in the fourth quarter of 2006, an improvement of $1.98 per share, or 94 percent. In addition, the net loss per share improved by $0.77, or 87 percent from the ($0.89) loss per share realized in the third quarter of 2007.

•	Utilization for the fourth quarter of 2007 was 71 percent, as compared to 69 percent in the third quarter of 2007 and 68 percent for the fourth quarter of 2006.

•
Days sales outstanding were 54 days at December 31, 2007 as compared to 71 days at September 30, 2007, an improvement of 17 days, or 24 percent. Days sales outstanding improved by 23 days, or 30 percent from the 77 days realized at December 31, 2006.

•	Cash, cash equivalents and short-term investments at December 31, 2007 was $11.0 million, an increase of $0.3 million from the $10.7 million as of September 30, 2007.

Business Commentary
Milton G. Silva-Craig, CEO, stated: “Several of the initiatives put in place at the beginning of 2007 are showing signs of progress. From a product development perspective, we signed our first customer product contract and began installation of our data migration application. This initial first step demonstrates our ability to identify a market opportunity, apply innovation, sell and capture revenue from those efforts. Additionally, we launched the Exogen brand, which is focused on the healthcare market, and are already receiving favorable response to our awareness and lead generation campaigns. From a financial operations perspective, cash management has improved significantly from previous quarters. Our DSO has declined measurably and we generated cash from operations in the quarter. Further, our net loss for the quarter declined significantly from previous quarters and we anticipate a continued favorable trend.”

Conference Call
TSC’s management will host a conference call on Wednesday, March 12, 2008, at 8 a.m. CST. The dial-in number for the call is 888-256-9075. For international participants, the dial-in number is 913-312-1241. The live broadcast of conference call will also be available online on the Investors section of TSC’s Web site at:
http://web.servicebureau.net/conf/meta?i=1112990737&c=2343&m=was&u=/w_ccbn.xsl&date_ticker=TSCC

It is recommended that participants using the Web access the site at least 15 minutes before the conference call begins to download and install any necessary audio software. The call can also be heard online at http://www.firstcallevents.com. For those who cannot access the live broadcast, a replay of the call will be available until midnight CST on March 26, 2008 by dialing 888-203-1112. The international replay dial-in number is 719-457-0820. The pass code for the replay is 7420197.

About Technology Solutions Company
Technology Solutions Company (TSC) is a leading business solutions provider that partners with clients to expose and leverage opportunities that create measure and sustain the delivery of value to their customers.  Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare, financial services and manufacturing industries through tailored business solutions that deliver extraordinarily rapid and guaranteed results.  For more information, please visit: www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, the Company’s ability to manage decreased revenue levels; the Company’s need to attract new business and increase revenues; the Company’s declining cash position; the Company’s ability to manage costs and headcount relative to expected revenues; the Company’s ability to successfully introduce new product and service offerings; the Company’s dependence on a limited number of clients for a large portion of its revenue; the potential loss of significant clients; the Company’s ability to attract new clients and sell additional work to existing clients; the Company’s ability to attract and retain employees; the rapidly changing nature of information technology services, including the Company’s ability to keep pace with technological and market changes and its ability to refine and add to existing service offerings; the lack of shareholder approved stock options available for grants by the Company to retain existing employees; the Company’s ability to successfully integrate the Charter business with its business; and changing business, economic or market conditions and changes in competitive and other factors, all as more fully described herein and in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.

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TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2007	2006	2007	2006
	(unaudited)
REVENUES:
Revenues before reimbursements	$5,309	$7,927	$23,247	$37,588
Reimbursements	707	1,002	3,139	5,034

Total Revenues	6,016	8,929	26,386	42,622

COSTS AND EXPENSES:
Project personnel	3,675	4,419	16,672	21,962
Other project expenses	686	1,800	4,402	8,642
Reimbursable expenses	707	1,002	3,139	5,034

Cost of Services	5,068	7,221	24,213	35,638
Management and administrative support	1,222	3,621	10,589	12,433
Intangible asset amortization	49	260	205	996
Intangible asset impairment	—	3,233	143	3,233

Total Cost and Expenses	6,339	14,335	35,150	52,300

OPERATING LOSS	(323)	(5,406)	(8,764)	(9,678)

OTHER INCOME:
Net investment income	23	134	469	844

LOSS BEFORE INCOME TAXES	(300)	(5,272)	(8,295)	(8,834)
INCOME TAX PROVISION	—	—	—	—

NET LOSS	$(300)	$(5,272)	$(8,295)	$(8,834)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.12)	$(2.10)	$(3.26)	$(3.57)

BASIC AND DILIUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	2,559	2,507	2,541	2,477

TECHNOLOGY SOLUTIONS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,	December 31,
	2007	2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,799	$6,924
Short-term investments	9,169	6,586
Receivables, less allowance for doubtful receivables of $10 and $66	3,220	7,655
Loan receivable	—	3,400
Other current assets	95	575

Total current assets	14,283	25,140

COMPUTERS, FURNITURE AND EQUIPMENT, NET	193	35

INTANGIBLE ASSETS, NET	518	867

Total assets	$14,994	$26,042

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,099	$1,642
Accrued compensation and related costs	2,645	3,727
Restructuring accruals	—	400
Other current liabilities	1,079	2,193

Total current liabilities	4,823	7,962

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock, shares issued – 2,677,452; shares outstanding – 2,559,247 and 2,507,375	27	27
Capital in excess of par value	129,981	130,183
Accumulated deficit	(115,816)	(107,521)
Treasury Stock, at cost, 118,205 and 170,077 shares	(4,231)	(4,819)
Accumulated other comprehensive income:
Cumulative translation adjustment	210	210

Total stockholders’ equity	10,171	18,080

Total liabilities and stockholders’ equity	$14,994	$26,042